UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Shareholders

Global Allocation Fund	October 31, 2016

The views and opinions in this report were current as of October 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated moderate gains in the 12 months ended October 31, 2016, against a turbulent market backdrop. European equities fell due to persistently sluggish economic growth and uncertainty related to the UK’s decision to leave the European Union, while Japan’s stocks recorded modest overall gains, buoyed by renewed government stimulus measures. U.S. bond returns were positive across all market segments but trailed the strong performance of developed and emerging markets international bonds. Currency performance varied widely, with the yen gaining versus the U.S. dollar, the euro falling slightly, and the UK pound tumbling sharply.

As shown in the Performance Comparison table, the Global Allocation Fund returned 3.93% and 4.14% for the six and 12 months ended October 31, 2016, respectively. (Results for the Advisor Class shares may vary due to their different fee structure, cash flows, and other factors.) The fund outperformed the Morningstar Global Allocation Index for the six-month period and trailed the index by a slim margin for the 12-month period.

STRATEGY OVERVIEW

The fund’s broadly diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments, with the flexibility to overweight or underweight segments of the portfolio relative to those broad allocations. International securities generally account for about 50% of the fund’s equity holdings and 40% of the total portfolio.

Supported by the global reach of T. Rowe Price’s proprietary investment management and research capabilities, we anticipate security selection to be a primary contributor of added value in the portfolio over the long term. We also seek to add value through tactical overweighting and underweighting of asset classes and sectors, reflecting the views of T. Rowe Price’s Asset Allocation Committee. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides us the ability to position the portfolio where we see attractive opportunities in the context of current valuations as well as our outlook for the economic and market environment.

The fund’s global fixed income allocation emphasizes specific attributes designed to contribute to the overall portfolio in a range of economic environments. International bonds account for about 40% of the fixed income allocation and include local currency and dollar-denominated debt from developed and emerging markets, providing exposure to a broad range of foreign bond markets and currencies. Our holdings of U.S. investment-grade bonds provide important ballast in “risk off” environments, when investors gravitate toward higher-quality securities such as U.S. Treasuries. We maintain an allocation to high yield corporate bonds and emerging markets debt to take advantage of more attractive yields when possible, as well as opportunities to add value within these sectors through security selection driven by T. Rowe Price’s fundamental credit research. The fund’s fixed income holdings also include allocations to Treasury inflation protected securities (TIPS), which help preserve purchasing power in an environment of rising inflation, and floating rate bank loans, which could be beneficial in an environment of rising short-term interest rates.

In September 2016, we introduced an allocation to the Global Unconstrained Bond Fund. This allocation is intended to further diversify the fund’s fixed income allocations among lower-volatility strategies—without the same strategic sensitivity to interest rates of traditional bond strategies. The Global Unconstrained Bond Fund invests in a variety of fixed income sectors offering the potential to generate excess return from interest rates, credit, and currency, expressing both long and short views, while seeking to reduce downside risk and diversify against equity volatility and rising interest rates. The allocation was funded from a combination of cash and global bonds.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing diversification through exposure to sources of less correlated returns. These asset classes and strategies include a diversified allocation to a conservative hedge fund of funds and an equity index option strategy.

An externally managed hedge fund of funds managed by Blackstone Hedge Fund Solutions accounts for approximately 10% of the portfolio. A hedge fund of funds with exposure to multiple hedge fund strategies and managers can benefit portfolio diversification by offering returns that historically have been less correlated with traditional stock and bond asset classes represented in the fund, which can help dampen portfolio volatility.

The equity index option strategy, which primarily involves selling call options on the Standard & Poor’s 500 Index, provides an alternative means of compensation for bearing the downside risk of equities. We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a premium in exchange for forgoing some of the equity market’s upside potential. The consistency of receiving the premium collected from selling index call options coupled with the lower equity exposure associated with writing the call option can provide a more stable pattern of returns, which can be particularly beneficial in an environment of modestly positive or negative equity market performance.

In addition, we have an allocation to currency-hedged international equities. Hedging a portion of the fund’s developed market currency exposure back to the U.S. dollar helps moderate the foreign-exchange volatility associated with a significant international allocation while maintaining robust exposure to international investment opportunities.

MARKET ENVIRONMENT

U.S. stocks rose moderately for the 12 months ended October 31, 2016, but the advance belied considerable turmoil over the period. Stocks slumped early in 2016 as investors worried about slowing global economic growth and falling prices for oil and other commodities. Markets turned around in February amid signs of stabilization in commodities prices and indications that the Federal Reserve (Fed) would take a gradual approach in normalizing its interest rate policy. The June 23 Brexit vote derailed the U.S. market’s advance, but stocks soon regained their losses and equities appreciated through the end of September as central banks in Europe and Japan unveiled new stimulus efforts and the Fed delayed additional rate increases. Markets gave back some gains at the end of the period in the lead-up to a hotly contested U.S. election. According to various Russell indexes, U.S. large-cap stocks narrowly outpaced mid-caps and small-caps, while value shares outpaced growth by a wide margin across all market capitalization ranges. In the S&P 500 Index of large-cap stocks, the utilities sector recorded the largest gains for the 12-month reporting period, followed by information technology, telecommunication services, and consumer staples. Consumer discretionary and health care posted modest declines.

Stocks in developed European markets fell in early 2016 amid concerns about slowing global economic growth. Markets rallied in March in the wake of a significant expansion of the European Central Bank’s (ECB) monetary stimulus and stabilization in global energy and commodities prices. Markets tumbled in the immediate aftermath of the UK’s surprise decision to leave the European Union (EU). European equities soon recovered the lost ground due to optimism that policymakers in Europe and abroad would use whatever monetary and fiscal tools necessary to support growth. Momentum faltered again toward the end of our reporting period amid concerns that monetary policymakers in the world’s developed markets might have reached a limit in their ability to provide effective stimulus. Despite concerns surrounding Brexit and uncertainty about its longer-term implications, underlying data continued to show modestly positive momentum for Europe’s economy.

Japanese equities ended the 12-month reporting period with modest gains as positive results over the closing six months helped to overcome losses in the opening half of the period. Over the summer, Japan’s government announced a stimulus package in its latest effort to boost economic growth and inflation. In September, the Bank of Japan (BoJ) followed with an announcement that it would target yield levels to mitigate negative policy effects on long-term interest rates and again extended the time line for reaching its 2% inflation target. Japan’s economy remains challenged by still-weak consumption, tepid wage growth, low inflation, and renewed pressures on exports caused by a stronger yen.

Emerging markets stocks rose more than 9% for the annual reporting period, helped by stabilization in prices for oil and other commodities. Signs of steady economic growth in China and the continuation of accommodative monetary policies across most of the developed world were also supportive. Markets in Latin America registered the largest overall gains, led by Brazil. China gained just under 2% for the 12-month period. The country’s leadership appears to be effectively managing China’s economic transition to a consumer-driven model, and we expect they will pull whatever levers are necessary to maintain steady growth ahead of the next Congress of the Communist Party of China, expected to be held in the autumn of 2017.

U.S. bond returns were positive across all market segments for the reporting period amid declining interest rates. Among investment-grade debt, corporate bonds performed best as yield-hungry investors drove strong demand. U.S. Treasuries recorded solid overall gains, with longer maturity securities outperforming shorter-term debt. Mortgage-backed securities performed roughly in line with Treasuries, while agency debt registered more modest gains. High yield bonds outpaced investment-grade debt by a wide margin, buoyed by stabilization in global energy and commodities prices. (Energy- and commodity-related issuers account for a large portion of the high yield debt market.) Government bonds from international developed markets rallied strongly as both the ECB and the BoJ expanded their stimulus efforts by cutting some lending rates into negative territory and increasing the size of quantitative easing programs. The dovish outlook for the Fed’s monetary policy and the rebound in oil prices boosted emerging markets bonds, with both locally denominated and dollar-denominated debt posting strong returns.

Currency performance was mixed. The Japanese yen appreciated nearly 15% versus the U.S. dollar over the 12-month period, but the euro declined approximately 1%. The British pound sterling tumbled approximately 21%, with the lion’s share of the losses coming in the latter half of the reporting period as the currency came under heavy pressure due to Brexit-related concerns. Among emerging markets currencies, China’s yuan and India’s rupee lost approximately 7% and 2% versus the dollar, respectively, while the Russian ruble gained a modest 1%.

ASSET ALLOCATION STRATEGY

The number of compelling investment opportunities has fallen after several years of strong market performance pushed valuations at or above fair value across many segments. This is reflected in the smaller number of bets within our portfolio. While our positioning is near neutral across a number of market segments, we are still finding investment opportunities in select areas where valuations appear more attractive.

We have a neutral position in stocks relative to bonds. Equity markets have sold off twice during our reporting period, and they managed to rebound both times despite weak global growth and soft earnings. As a result, valuations are modestly above historical averages, with profit margins declining and little support from earnings growth. Nevertheless, low but durable economic growth should support most equity sectors. We expect modest returns from bonds as the current low-yield environment offers a weak foundation once rates begin to rise again. Monetary policies from the world’s central banks are likely to remain accommodative for some time as policymakers support growth, which should moderate downside risks to bonds. When it occurs, we expect the rise in U.S. interest rates to be gradual in light of subdued U.S. economic growth, limiting the impact on bonds. Additionally, yield-hungry investors are likely to support healthy demand for the higher yields available on U.S. Treasuries, particularly when compared with the low or negative yields available on many other developed market bonds.

We favor international equities versus U.S. stocks but recently reduced the size of our overweight as the prospects for improved earnings growth overseas have moderated along with lowered expectations for global economic growth and trade. Relative valuations continue to favor international equities against a backdrop of aggressive quantitative easing measures, but we are mindful of the wide disparity in valuations across regions and sectors. The uncertainties created by Britain’s decision to leave the EU are likely to impact corporate and consumer spending within Europe for an extended period, weighing further on already tepid economic growth. We have seen increasing calls for expanded fiscal spending to address Brexit-related instability, although the political will and ability of many highly indebted developed countries to pursue these measures remains uncertain.

Within international equities, we modestly favor emerging markets over developed markets based upon the former’s more attractive valuations. Emerging markets valuations are below long-term historical averages relative to valuations in developed markets, but weak global trade and a long-term supply/demand imbalance in the global commodities market pose near-term risks. Although up from the lows seen at the start of 2016, prices for many commodities remain relatively weak and should continue to weigh on commodity-dependent economies while benefiting consumer-driven and service-oriented economies. Expectations for a moderate pace of U.S. interest rate increases could provide near-term support for emerging markets, lessening concerns about capital outflows.

We increased our underweight to real assets equities versus global equities as we remain cautious on the prospects for energy and commodities prices given continued concerns about long-term supply and demand imbalances. In September, the Organization of Petroleum Exporting Countries (OPEC) announced plans to limit oil production, but any rise in oil prices resulting from lower OPEC supply would likely be met by increased supply from U.S. producers, which would renew downward pressure on prices. We expect demand for industrial metals to stay subdued as China gradually transitions its economy away from a dependence on industrial production and exports to a model balanced by domestic consumption. Prices for real estate investment trusts (REITs) have declined since the summer amid rising bond yields. However, fundamentals for developed market REITs remain broadly positive, supported by modestly improving economies and limited supply. Although REIT valuations are modestly above broader equities and they remain sensitive to rising interest rates, the Fed’s gradual pace in normalizing its interest rate policy could soften the risks.

Among U.S. equities, we are overweight to growth versus value based on the former’s more attractive valuations and expectations for a protracted period of low economic growth. Growth sectors tend to be less dependent upon economic expansion and have historically outperformed when growth is scarce. Additionally, fundamentals are likely to remain challenged for many cyclical sectors within value, particularly energy and financials, which can be more dependent on stronger economic growth, higher interest rates, and commodity demand. We favor large-cap stocks over small-caps but reduced the size of our overweight as relative valuations moved closer to their historical averages. We remain mindful, however, that elevated market volatility and expectations of weaker earnings growth may present headwinds for small-caps.

In international equities, we are modestly overweight value versus growth as valuations in traditionally defensive growth areas such as consumer staples appear expensive. Valuations for value sectors are broadly attractive, although value sectors such as financials and energy continue to face headwinds. We are modestly overweight international small-caps versus large-caps based on their potential to benefit from accommodative monetary policies intended to improve economies and spur credit growth, particularly in the wake of Brexit-related challenges.

Within the portfolio’s broad fixed income allocation, we made several tactical adjustments to our high yield bond allocation relative to U.S. investment-grade bonds over the period, and we currently have an overweight position in high yield. High yield bonds offer an attractive risk/return alternative to investment-grade bonds given their yield advantage, as well as less downside risk versus equities. High yield bonds have recovered from low levels seen earlier in the year, supported by rising oil and gas prices. However, the current credit cycle, which began after the global financial crisis, is showing signs of aging with increasing leverage, weakening corporate profitability, and rising default rates. Within high yield, we favor floating rate bank loans due to their lower duration profile, lower exposure to commodities, senior status in the capital structure, and attractive yields.

We moved to an underweight position in nondollar bonds versus U.S. investment-grade bonds. Aggressive quantitative easing in Europe and Japan has resulted in negative yields extending out bond maturities and produced an unfavorable risk/reward environment. With the effectiveness of monetary policies in these countries appearing limited, downside risk to their markets has increased. The prospects for the U.S. dollar versus other developed market currencies appear balanced. While the dollar is supported by higher relative U.S. interest rates, the ability for the U.S. Fed to aggressively raise interest rates against a background of weak global growth also appears limited. Although vulnerable to further quantitative easing, the euro is supported by a current account surplus, and the significant strength seen in the yen year-to-date may be susceptible to further policy actions by the BoJ.

We recently increased our overweight to emerging markets bonds relative to U.S. investment-grade debt. Emerging markets bonds offer attractive yields versus other fixed income investments and are supported by improving fundamentals. Emerging markets should benefit from continued aggressive monetary easing policies by major central banks, a slower path for U.S. interest rate increases, and stabilization in global commodity prices. There is considerable disparity, however, between emerging markets countries in their fiscal positions, political stability, and progress toward reforms, highlighting the importance of in-depth research and a selective approach to the market.

PORTFOLIO REVIEW

U.S. Stocks
Our portfolio’s U.S. stocks were modestly positive in absolute terms for the 12-month reporting period. Security selection, however, detracted from relative performance, due largely to weak results in our underlying U.S. large-cap portfolios. Information technology stocks were our strongest absolute contributors, with social networking site Facebook among the top-performing names in the sector. Digital payment processor PayPal and credit card giant MasterCard were also strong contributors. Our consumer discretionary stocks were generally beneficial, led by cable television provider Comcast, Internet retailer Amazon.com, and online travel services site Priceline. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The health care sector weighed on overall results for the annual reporting period, challenged by uncertainty about the regulatory environment in the lead-up to the U.S. elections in November. Biotechnology stocks struggled amid concerns about increasing pressure on drug pricing, a decelerating pace of innovation, and disappointing earnings for a number of larger biotech companies. Gilead Sciences, Regeneron Pharmaceuticals, and Alexion Pharmaceuticals all posted steep declines. Pharmaceutical giant Pfizer declined as it continued to struggle with a disappointing product pipeline and the integration of some large-scale mergers in recent years. Drug distributor McKesson detracted from results, due in large part to the prolonged regulatory uncertainty. Positions in the industrials and business services sector also hurt results for the annual period. Aircraft manufacturer Boeing declined amid concerns that the new aircraft order cycle may have peaked, while competitive concerns further weighed on domestic air carriers American Airlines and Delta Air Lines.

International Stocks
Our international stocks registered modest overall gains in absolute terms, while positive security selection in our developed and emerging markets portfolios benefited the fund’s relative results.

Industrials and business services stocks were solid gainers in our developed market stock portfolio. Global electronics conglomerate Mitsubishi Electric (Japan) performed well despite the headwinds posed by a stronger yen as management continues to reinvest in higher-margin businesses and deemphasize lower-growth, lower-return segments. The rebound in global oil prices helped Anglo-Dutch oil exploration and production company Royal Dutch Shell generate strong gains. Our financial stocks weighed on results, with several of our European banks among the portfolio’s largest detractors. Europe’s banking sector has struggled for some time as low interest rates challenged banks’ ability to generate profits. Concerns about nonperforming loans in Italy and Brexit-related effects in the UK weighed further on banks in those countries. Intesa Sanpaolo (Italy), Royal Bank of Scotland (UK), Lloyds Banking Group (UK), BNP Paribas (France), and Commerzbank (Germany) all hurt performance for the period.

The information technology sector led the way among our emerging markets stocks. Tencent Holdings (China) and Alibaba Group Holding (China) were top contributors, both benefiting from their dominant positions in China’s large and growing markets for social networking and e-commerce, respectively. Global electronics conglomerate Samsung (South Korea) turned in strong results, as did Brazilian retailer Lojas Renner. Utilities stocks and industrials and business services shares were among our weakest overall performers in the emerging markets universe. Utility Beijing Enterprises Holding (China) and transportation infrastructure company Adani Ports and Special Economic Zone (India) weighed heavily on results.

Domestic Bonds
The portfolio’s U.S. fixed income allocation contributed positively to the fund’s 12-month performance amid declining interest rates. Absolute returns were uniformly positive across all sectors of the domestic bond market, led by our allocation to high yield bonds. The high yield segment performed well as higher prices for oil and other materials helped the commodities-heavy segment, but our emphasis on higher-quality issuers detracted modestly from results versus our benchmark. Our core U.S. investment-grade debt portfolio also registered solid overall gains and comfortably outpaced its underlying benchmark. The fund’s U.S. investment-grade bond allocation consists of a conservative core component and an allocation to Treasury inflation protected securities (TIPS). The core allocation emphases higher-quality, longer-duration bonds and is intended to provide ballast in an environment of heightened risk aversion. The TIPS allocation offers inflation protection through a broad range of U.S. TIPS across maturities. TIPS generated healthy returns against a backdrop of rising inflation expectations.

International Bonds
The portfolio’s fixed income holdings also include international bonds, including developed and emerging markets sovereign and corporate bonds, denominated in both the U.S. dollar and local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds. The fund’s international bonds generated strong gains, benefiting from relative weakness of the U.S. dollar and aggressive quantitative easing from many central banks. Stabilization of commodity prices further benefited emerging markets bonds denominated in both local currencies and U.S. dollars.

Diversifying Strategies
The portfolio incorporates several diversifying components in order to moderate volatility and diversify risk over a full market cycle. These include a diversified hedge fund of funds allocation, currency-hedged international equities, and an equity index option strategy. For example, the equity index option strategy is expected to have a lower volatility profile than the broad stock market, while the hedge fund allocation is expected to have a volatility level comparable to bonds with potential value added from a broad range of underlying investment strategies and managers. The fund’s currency-hedged international allocation benefited the fund’s performance for the period, and our equity index option overlay helped results to a lesser extent. Our diversified hedge fund of funds allocation registered a small absolute gain, and it comfortably outpaced its conservative peers.

We also have an allocation to real assets equities, which include companies that have direct exposure to physical assets, such as energy and commodities, real estate, industrial equipment, and utilities and infrastructure. We diversify the portfolio across a range of assets that tend to perform differently under varying inflation scenarios, seeking smoother long-term returns under a range of inflationary conditions. As a complement to more traditional equity investments, we believe real assets equities can enhance long-term outcomes in the context of a broader investment portfolio. Our allocation to real assets benefited the fund’s performance over the period. Energy and natural resources stocks rose as oil and commodities prices stabilized, while real estate stocks gained given their attractive yields against a backdrop of low interest rates in many developed markets and a favorable supply/demand dynamic in many regions.

The fund’s exposure to derivatives contributed positively to absolute performance during the period; U.S. small-cap equity futures and equity options and futures within the options overlay strategy were the principal contributors.

INVESTMENT OUTLOOK

We expect the global economy to expand modestly over the next several quarters as Brexit-related uncertainties and declining global trade weigh on growth. In the U.S., solid private sector demand, low unemployment, and increasing wages support gradual economic improvement. Inflation is trending below the Fed’s 2% target level, and there are growing expectations that the central bank will raise rates by the end of 2016 as it moves ahead with normalization of its interest rate policy while balancing a strong job market and still-modest economic growth. Although corporate leverage has increased, balance sheets outside the energy sector appear healthy and provide flexibility in the use of capital to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders. Companies are reporting low-single-digit profit increases in the third quarter, supported by earnings surprises to the upside across most sectors that ended five consecutive quarters of year-over-year declines.

We expect modest economic growth in Europe, with expectations revised lower as consumer and corporate spending react to the uncertainties of Brexit and as the EU works to stabilize its membership. The ECB is holding policy support at current levels while acknowledging that risks remain skewed to the downside after Brexit. The region’s economic recovery remains fragile and still faces a number of risks in addition to Brexit. Significant structural issues remain in many countries, including high debt, low inflation, and elevated unemployment. Political uncertainty surrounding upcoming elections and referendums elevates the near-term risk.

Japanese growth has remained tepid and uneven despite aggressive fiscal and monetary stimulus and has become increasingly vulnerable to a stronger yen. Prime Minister Shinzo Abe’s efforts to reform the economy and stimulate growth remain challenged by weak consumption, tepid wage growth, and low inflation. A stronger yen has weighed on exports and corporate profits have weakened, leading investors to become increasingly skeptical of Mr. Abe’s and the BoJ’s ability to implement meaningful change and make progress on key objectives.

Overall economic growth in emerging markets is showing signs of stabilization, with Russia and Brazil expected to return to positive growth in 2017 following protracted recessions. However, there is broad divergence across emerging markets countries in terms of economic conditions, monetary and fiscal policy flexibility, dependence upon commodity exports, and progress toward structural reforms. Most emerging markets currencies have rebounded from lows reached at the start of the year, supported by a rebound in commodity prices and diminished concerns over the pace of Fed interest rate increases. China’s economy continues to expand at a steady pace as policymakers use a number of fiscal and monetary tools to engineer an orderly transition to a consumer-based growth model.

Key risks to global markets include the impacts of Brexit and ongoing instability within Europe, sustainability of energy prices, global monetary policy actions, and the growth of populism around the world and its potential impacts on global trade. In addition, Donald Trump’s victory in the U.S. presidential election has added an element of uncertainty. Mr. Trump offered a number of sweeping proposals during his campaign, pledging change across a broad range of economic, tax, and trade policies. At this early stage, many of his proposals lack clarity, but the fact that both houses of Congress stayed in Republican hands offers some measure of continuity. As always, we will be monitoring the political situation carefully and will factor it into our investment considerations as appropriate.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver
Chairman of the fund’s Investment Advisory Committee

November 21, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Call option: Gives the holder the right but not the obligation to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price, or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country.

Morningstar Global Allocation Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Standard & Poor’s 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/16	10/31/15	10/31/14	5/28/13 Through 10/31/13
NET ASSET VALUE				
Beginning of period	$ 10.82	$ 11.05	$ 10.46	$ 10.00
Investment activities				
Net investment income[(1)]	0.11[(2)]	0.11[(2)]	0.12[(2)]	0.03[(2)]
Net realized and unrealized gain / loss	0.31	(0.03)	0.54	0.43
Total from investment activities	0.42	0.08	0.66	0.46
Distributions				
Net investment income	(0.10)	(0.11)	(0.06)	–
Net realized gain	(0.07)	(0.20)	(0.01)	–
Total distributions	(0.17)	(0.31)	(0.07)	–
NET ASSET VALUE				
End of period	**$ 11.07**	**$ 10.82**	**$ 11.05**	**$ 10.46**

Ratios/Supplemental Data				
Total return[(3)]	**3.96%[(2)]**	**0.83%[(2)]**	**6.35%[(2)]**	**4.60%[(2)]**
Ratio of total expenses to average net assets	1.08%[(2)(4)]	1.08%[(2)(4)]	1.08%[(2)]	1.08%[(2)(5)]
Ratio of net investment income to average net assets	1.06%[(2)]	1.00%[(2)]	1.10%[(2)]	0.78%[(2)(5)]
Portfolio turnover rate	46.6%	33.5%	33.4%	22.4%
Net assets, end of period (in thousands)	$ 6,111	$ 4,316	$ 2,203	$ 625

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/28/18 and expenses permanently waived 0.08%, 0.08%, 0.07%, and 0.07% of average net assets for the years ended 10/31/16, 10/31/15, 10/31/14, and 10/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Includes interest expense related to borrowings (See Note 7) equal to 0.01% and 0.01% of average net assets for the years ended 10/31/16 and 10/31/15, respectively.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	3/23/16 Through 10/31/16
NET ASSET VALUE	
Beginning of period	$ 10.47
Investment activities	
Net investment income[1]	0.08[2]
Net realized and unrealized gain / loss	0.59
Total from investment activities	0.67
NET ASSET VALUE	
End of period	**$ 11.14**

Ratios/Supplemental Data

Total return[3]	**6.40%**[2]
Ratio of total expenses to average net assets	0.66%[2][4][5][6]
Ratio of net investment income to average net assets	1.39%[2][4][6]
Portfolio turnover rate	46.6%
Net assets, end of period (in thousands)	$ 11,442

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived (0.30% of average net assets) related to the contractual operating expense limitation in effect through 2/28/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized
(5) Includes interest expense related to borrowings (See Note 7) equal to 0.01% of average net assets for period ended 10/31/16.
(6) See Note 6. Excludes expenses permanently waived 0.08% of average net assets for the period ended 10/31/16, respectively, related to investments in T. Rowe Price mutual funds.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
ARGENTINA 0.2%		
Common Stocks 0.2%		
MercadoLibre (USD)	1,860	313
Tenaris (EUR)	525	7
Tenaris, ADR (USD)	1,134	32
Total Argentina (Cost $257)		352
AUSTRALIA 1.1%		
Asset-Backed Securities 0.1%		
Smart Trust Australia, Series 2014-1US, Class A3A 0.95%, 2/14/18 (USD)	5,478	5
Smart Trust Australia, Series 2015-3US, Class A3A 1.66%, 8/14/19 (USD)	90,000	90
		95
Common Stocks 1.0%		
Amcor	11,723	131
Australia & New Zealand Banking	7,553	160
Beach Energy	23,513	13
BHP Billiton Limited	5,594	98
Brambles	8,637	76
BT Investment Management	6,244	44
Challenger	12,171	100
Charter Hall Retail REIT	2,144	7
Cochlear	630	61
CSL	1,379	105
Downer EDI	28,611	127
Fortescue Metals Group	2,472	10
Greencross	6,067	32
Incitec Pivot	36,432	82
James Hardie Industries, GDR	2,513	38
Macquarie Group	1,581	96
Myob	10,102	28
Newcrest Mining	192	3
Ofx	8,466	10

Orora	1,688	4
Primary Health Care Limited	20,058	59
Reliance Worldwide (1)	11,422	26
Rio Tinto	1,460	60
Scentre	21,943	70
South32	92,672	181
Telstra	6,573	25
TFS	36,112	38
Vicinity Centres	7,095	16
Woodside Petroleum	4,660	101
WorleyParsons (1)	9,036	58
		1,859
Corporate Bonds 0.0%		
Macquarie Bank, 1.65%, 3/24/17 (USD) (2)	25,000	25
Transurban Finance, 4.125%, 2/2/26 (USD) (2)	15,000	16
Westpac Banking, 2.25%, 7/30/18 (USD)	25,000	25
		66
Total Australia (Cost $1,777)		2,020
AUSTRIA 0.1%		
Common Stocks 0.1%		
Erste Group Bank	3,375	106
Voestalpine	72	3
Total Austria (Cost $97)		109
BELGIUM 0.1%		
Common Stocks 0.1%		
Anheuser-Busch InBev	611	70
KBC (1)	1,113	68

Umicore	1,046	64
Total Belgium (Cost $165)		202

BRAZIL 0.8%

Common Stocks 0.5%

Bb Seguridade Participacoes	4,636	47
BR Malls Participacoes	18,420	74
Brasil Brokers Participacoes (1)	19,500	11
BRF	2,560	43
Energias do Brasil	32,936	158
Iguatemi Empresa de Shopping Centers	4,100	38
Lojas Renner	37,403	316
Multiplan Empreendimentos	2,200	44
OdontoPrev	5,500	21
Raia Drogasil	4,621	103
Tim Participacoes, ADR (USD)	6,485	90
Transmissora Alianca de Energia Eletrica, Equity Units	3,231	21
Vale, ADR (USD) (1)	2,200	15
		981

Preferred Stocks 0.3%

Banco Bradesco	9,292	97
Itau Unibanco	35,392	427
Marcopolo (1)	40,600	42
		566
Total Brazil (Cost $1,068)		1,547

CANADA 1.0%

Common Stocks 0.8%

Advantage Oil & Gas (1)	800	5
Agnico Eagle Mines (USD)	513	26

Aimia	8,700	47
Alimentation Couche-Tard, Class B	1,200	60
Altus Group	1,000	22
ARC Resources	400	7
Barrick Gold (USD)	3,234	57
Brookfield Canada Office Properties	380	8
Canadian Natural Resources (USD)	220	7
Canadian Natural Resources	3,700	117
Canadian Pacific Railway (USD)	485	69
Canadian Pacific Railway	771	110
Canadian Real Estate Investment Trust	180	6
Computer Modelling	1,440	11
Crew Energy (1)	300	2
Descartes Systems (1)	1,910	40
Eldorado Gold (USD) (1)	1,400	4
Encana (USD)	4,602	44
First Quantum Minerals	1,500	14
Franco-Nevada (USD)	398	26
Franco-Nevada	659	43
Goldcorp, Class A (USD)	2,053	31
Kelt Exploration (1)	1,160	5
Kinross Gold (USD) (1)	4,100	16
Lundin Mining (1)	1,384	5
National Bank of Canada	5,044	180
NuVista Energy (1)	300	2
OceanaGold	1,300	4
Osisko Gold Royalties	250	3
Painted Pony Petroleum (1)	400	2
Peyto Exploration & Development	358	9
Pure Technologies	1,025	4
Seven Generations Energy (1)	1,645	35
Shopify, Class A (1)	1,108	46
Silver Wheaton (USD)	1,065	26
Sun Life Financial	3,300	110

CHILE 0.1%

Common Stocks 0.1%

Antofagasta (GBP)	5,923	40
Banco Santander Chile, ADR (USD)	3,026	69
SACI Falabella	6,379	50
Total Chile (Cost $150)		159

CHINA 2.0%

Common Stocks 1.9%

58.com, ADR (USD) (1)	2,687	112
Alibaba Group Holding, ADR (USD) (1)	6,277	638
Anhui Conch Cement, H Shares (HKD)	8,500	24
BAIC Motor, H Shares (HKD)	18,000	19
Baidu, ADR (USD) (1)	1,768	313
Beijing Enterprises Holdings (HKD)	6,500	33
China Longyuan Power, H Shares (HKD)	38,000	29
China Mengniu Dairy (HKD)	90,000	171
China Overseas Land & Investment (HKD)	36,000	111
CNOOC (HKD)	30,000	38
Cspc Pharmaceutical (HKD)	78,000	81
Ctrip.com International, ADR (USD) (1)	2,856	126
Dongfeng Motor, H Shares (HKD)	18,000	19
Fufeng (HKD)	112,000	47
Haier Electronics (HKD)	28,000	45
Hengan International Group (HKD)	12,500	100
Huaneng Renewables, H Shares (HKD)	94,000	32
Luthai Textile, B Shares (HKD)	38,200	48
Minth Group (HKD)	18,000	64
Ping An Insurance, H Shares (HKD)	25,500	135
Sino Biopharmaceutical (HKD)	104,000	73
SOHO China (HKD)	30,500	16
Sunny Optical Technology (HKD)	9,000	44

DENMARK 0.3%

Common Stocks 0.3%

Ambu, B Shares	1,280	66
Danske Bank	2,875	89
GN Store Nord	6,480	131
Maersk	76	117
Novo Nordisk, B Shares	1,296	46
Tele Danmark (1)	25,188	139
Vestas Wind Systems	24	2
Total Denmark (Cost $538)		590

EGYPT 0.0%

Common Stocks 0.0%

Edita Food Industries, GDR (USD) (2)	1,078	7
Edita Food Industries, GDR (USD)	2,522	18
Integrated Diagnostics Holdings (USD)	4,213	12
Total Egypt (Cost $51)		37

FINLAND 0.2%

Common Stocks 0.2%

Huhtamaki	977	39
Sampo, A Shares	3,908	179
Stora Enso, R Shares	6,506	62
Total Finland (Cost $250)		280

FRANCE 2.2%

Common Stocks 2.2%

Air Liquide	1,566	159
Airbus	3,575	213
ArcelorMittal (1)	2,471	17
AXA	7,800	176

BNP Paribas, 2.70%, 8/20/18 (USD)	25,000	25
		40
Total France (Cost $4,005)		4,048

GEORGIA 0.0%

Common Stocks 0.0%

Georgia Healthcare (GBP) (1)	9,804	42
Total Georgia (Cost $25)		42

GERMANY 1.6%

Common Stocks 1.6%

Allianz	639	100
BASF	1,101	97
Bayer	6,831	677
BMW	779	68
Brenntag	1,935	103
Commerzbank	3,127	21
Covestro	1,006	60
CTS Eventim	1,332	48
E.ON	3,700	27
Fresenius	4,287	316
Fresenius Medical Care	995	81
GEA Group	3,083	119
Leoni	2,679	102
Linde	665	110
Merck	436	45
Munich Re	704	137
Norma	1,621	75
Scout24 Holding (1)	3,077	106
Siemens	1,419	161
Stabilus (1)	795	41
Takkt	1,492	35

Tele Columbus (1)	5,923	47
Telefonica Deutschland Holding	68,649	266
ThyssenKrupp	527	12
Wirecard	2,522	120
		2,974
Corporate Bonds 0.0%		
KfW, 0.875%, 9/5/17 (USD)	35,000	35
		35
Total Germany (Cost $3,021)		3,009
HONG KONG 1.2%		
Common Stocks 1.2%		
AIA Group	123,800	781
ASM Pacific Technology	3,900	38
Cheung Kong Property Holdings	30,628	227
CK Hutchison Holdings	42,416	525
Hongkong Land Holdings (USD)	15,000	101
Hysan Development	2,000	9
Jardine Matheson Holdings (USD)	2,000	122
Pacific Textiles	41,000	52
Samsonite International	54,900	172
SITC International Holdings	66,000	39
SmarTone Telecommunications Holdings	20,000	30
Sun Hung Kai Properties	8,333	124
Wharf Holdings	1,000	8
Total Hong Kong (Cost $2,052)		2,228
INDIA 1.2%		
Common Stocks 1.2%		
Axis Bank	4,396	32
Axis Bank, GDR (USD)	4,388	159

Blue Dart Express	320	25
Britannia Industries	789	39
Container Corporation of India	1,597	33
CRISIL	853	29
Cummins India	1,582	20
Cyient	4,914	37
Emami	3,013	54
Glenmark Pharmaceuticals	3,095	43
HDFC Bank	1,408	32
Hexaware Technologies	10,253	31
Hindalco	3,222	7
Housing Development Finance	14,623	302
ICICI Bank	1,997	8
ICICI Bank, ADR (USD)	6,820	57
Infosys	5,053	76
Infosys, ADR (USD)	17,033	260
Ipca Laboratories (1)	2,566	24
Maruti Suzuki India	705	62
NTPC Limited	100,943	227
Petronet LNG	31,768	184
Power Grid Corporation of India	42,344	111
SH Kelkar	6,769	32
Tata Consultancy	4,048	145
Tata Motors	1,664	13
Tata Motors, ADR (USD)	1,623	64
Tata Steel Limited	987	6
TTK Prestige	526	50
Yes Bank	5,137	97
Total India (Cost $1,960)		2,259

INDONESIA 0.3%

Common Stocks 0.3%

Astra International	120,600	76

Bank Central Asia	198,400	236
Matahari Department Store	28,200	39
Mayora Indah	365,825	43
Sarana Menara Nusantara (1)	271,700	80
Surya Citra Media	109,900	22
Total Indonesia (Cost $432)		496

IRELAND 0.2%

Common Stocks 0.2%

Adient (USD) (1)(12)	956	44
Cairn Homes (1)	22,761	29
DCC (GBP)	2,061	168
Paddy Power Betfair	376	39
Ryanair Holdings, ADR (USD) (1)	673	51
Total Ireland (Cost $266)		331

ISRAEL 0.1%

Common Stocks 0.1%

Bezeq the Israeli Telecommunication	50,951	93
Mobileye (USD) (1)	679	25
Teva Pharmaceutical Industries, ADR (USD)	3,306	141
Total Israel (Cost $301)		259

ITALY 0.4%

Common Stocks 0.4%

Amplifon	3,424	36
Banca Generali	1,851	41
Banca Mediolanum	12,329	85
Brunello Cucinelli	1,209	24
Ferrari (USD)	482	25
FinecoBank	7,791	46

Intesa Sanpaolo	37,431	87
Moncler	5,226	87
Prysmian	2,702	67
Telecom Italia	174,822	124
Yoox Net-A-Porter (1)	3,118	90
Total Italy (Cost $710)		712

JAPAN 5.5%

Common Stocks 5.5%

Air Water	5,200	98
Aisin Seiki	800	35
Asahi Kasei	11,000	99
Astellas Pharma	36,200	538
Bank of the Ryukyus	2,600	34
Benesse Holdings	6,300	165
Central Japan Railway	600	102
Chugai Pharmaceutical	2,800	96
Chugoku Marine Paints	3,800	28
Credit Saison	14,900	258
CyberAgent	4,400	128
Daiichi Sankyo	3,600	87
Daiichikosho	900	39
Daio Paper	4,900	59
Disco	300	36
Eiken Chemical	1,100	30
FANUC	500	94
Fujitec	5,900	68
Fujitsu General	3,000	69
Hamamatsu Photonics	1,300	39
Hikari Tsushin	1,200	110
Hitachi Metals	13,000	163
Honda Motor	12,300	369
Horiba	1,000	48

Hoshino Resorts REIT	8	47
Inpex	6,400	60
Invincible Investment	38	18
Japan Securities Finance	9,100	40
Japan Tobacco	11,600	442
JFE Holdings	200	3
JSR	5,800	88
Kakaku.com	4,500	76
Kansai Paint	1,500	32
Kirin Holdings	4,900	84
Kobe Steel	250	2
Koito Manufacturing	3,400	178
Kyocera	4,100	200
Maruichi Steel Tube	100	3
Mebuki Financial	11,400	41
METAWATER	2,100	57
Miraca Holdings	4,000	194
Mitsubishi	4,100	90
Mitsubishi Electric	26,800	363
Mitsubishi Estate	1,000	20
Mitsubishi Materials	200	6
Mitsubishi Motors	10,200	57
Mitsubishi UFJ Lease & Finance	11,500	56
Mitsui Fudosan	3,500	80
Mitsui Fudosan Logistics Park (1)	15	48
Miura	1,600	28
Mori Hills REIT Investment	34	48
Musashi Seimitsu Industry	2,300	56
Nabtesco	1,700	51
Nakanishi	500	18
Nifco	1,000	58
Nihon Parkerizing	1,900	26
Nikkiso	4,300	38
Nippon Accommodations Fund	3	14

Nippon Ceramic	2,000	37
Nippon Prologis REIT	3	7
Nippon Seiki	4,000	77
Nippon Shokubai	2,000	138
Nippon Soda	9,000	40
Nippon Steel & Sumitomo Metal	800	16
Nippon Telegraph & Telephone	16,100	715
Nippon Yusen KK	10,000	20
Nissan Chemical Industries	1,200	41
Nisshin Steel	4,400	59
Obara Group	1,800	78
Olympus	2,700	97
Omron	1,900	73
Otsuka Holdings	2,500	110
PALTAC	2,400	59
Panasonic	13,600	142
Pola Orbis Holdings	600	50
Press Kogyo	15,000	73
Recruit Holdings	1,300	52
Sanwa Holdings	7,900	79
Seven & i Holdings	6,000	251
Skylark	3,500	49
SMC	200	58
Softbank	900	57
Sony	1,400	45
Stanley Electric	4,500	124
Sumitomo	41,200	475
Sumitomo Metal Mining	1,000	13
Sumitomo Mitsui Trust Holdings	3,200	108
Sumitomo Rubber Industries	3,100	52
Sumitomo Seika Chemicals	1,600	60
Suzuki Motor	4,600	164
Taiheiyo Cement	12,000	34
Taiyo Holdings	1,200	45

MEXICO 0.4%

Common Stocks 0.3%

Alsea	6,700	25
America Movil, ADR (USD)	2,900	38
Concentradora Fibra Danhos, S Shares	18,700	34
Credito Real	9,527	18
Fibra Uno Administracion	32,300	61
Fresnillo (GBP)	3,983	80
Grupo Financiero Santander Mexico, Class B, ADR (USD)	20,817	188
Grupo Mexico	5,700	14
Industrias Penoles	560	14
Wal-Mart de Mexico	50,493	107
		579

Corporate Bonds 0.1%

America Movil, 5.625%, 11/15/17 (USD)	25,000	26
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (USD)	20,000	20
Petroleos Mexicanos, 3.50%, 7/23/20 (USD)	15,000	15
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	10,000	9
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	20,000	22
Petroleos Mexicanos, 6.375%, 2/4/21 (USD) (2)	20,000	22
Southern Copper, 5.875%, 4/23/45 (USD)	55,000	55
		169

Government Bonds 0.0%

United Mexican States, 4.75%, 3/8/44 (USD)	30,000	30
		30

Total Mexico (Cost $763)		778

NETHERLANDS 1.2%

Common Stocks 1.1%

Aalberts Industries	1,298	41
Akzo Nobel	78	5

NORWAY 0.3%

Common Stocks 0.3%		
Aker Solutions (1)	1,247	6
DNB	22,849	330
Norsk Hydro	244	1
Statoil	4,737	78
Storebrand, Class A (1)	13,377	69
XXL	5,359	67
		551
Corporate Bonds 0.0%		
Statoil, 1.20%, 1/17/18 (USD)	20,000	20
		20
Total Norway (Cost $531)		571

PANAMA 0.0%

Government Bonds 0.0%		
Republic of Panama, 6.70%, 1/26/36 (USD)	25,000	33
Total Panama (Cost $28)		33

PERU 0.0%

Common Stocks 0.0%		
Compania de Minas Buenaventura, ADR (USD) (1)	1,200	16
Southern Copper (USD)	582	16
Total Peru (Cost $22)		32

PHILIPPINES 0.1%

Common Stocks 0.1%		
BDO Unibank	18,230	42
GT Capital Holdings	1,540	42
SM Investments	5,701	79

Preferred Stocks 0.0%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $7 (USD) (1)(3)(4)	55	5
Flipkart, Series H, Acquisition Date: 4/17/15 Cost $3 (USD) (1)(3)(4)	23	2
		7
Total Singapore (Cost $486)		447

SOUTH AFRICA 0.3%

Common Stocks 0.3%		
AngloGold Ashanti (1)	252	3
Aspen Pharmacare Holdings	3,605	79
FirstRand	26,775	96
Impala Platinum (1)	2,819	11
Mr Price	2,542	29
Naspers, N Shares	383	64
Sanlam	16,927	82
Shoprite Holdings	5,516	81
Woolworths Holdings	17,190	100
Total South Africa (Cost $546)		545

SOUTH KOREA 1.2%

Common Stocks 1.2%		
AfreecaTV	1,660	36
AmorePacific	256	33
CJ CheilJedang	95	29
DuzonBizon	908	18
Eo Technics	476	26
GS Retail	976	42
Hanssem	206	32
Hyundai Glovis	100	15
Hyundai Mobis	458	110

Hyundai Motor	630	77
Hyundai Steel	34	2
Interpark	1,657	16
Korea Zinc	19	8
Korean Reinsurance	2,993	31
KT	2,153	64
KT&G	2,201	217
LEENO Industrial	593	22
LG Household & Health Care	370	265
LIG Nex1	680	44
NAVER	316	237
Osstem Implant (1)	743	35
POSCO	69	14
S&T Motiv	617	22
Samsung Electronics	451	646
Samsung Fire & Marine	325	83
SK Hynix	2,472	89
		2,213
Preferred Stocks 0.0%		
Samsung Electronics	49	56
		56
Total South Korea (Cost $2,049)		2,269
SPAIN 0.7%		
Common Stocks 0.7%		
Acerinox	321	4
Amadeus It, A Shares	4,346	205
Axiare Patrimonio Socimi	6,404	91
Banco Bilbao Vizcaya Argentaria	12,711	92
Baron de Ley (1)	197	22
Cie Automotive	1,765	36
Enagas	2,823	81

Gamesa	81	2
Gas Natural	2,127	42
Grifols	2,456	49
Grifols, ADR (USD)	7,900	113
Iberdrola	21,380	146
Indra Sistemas (1)	4,559	57
Inmobiliaria Colonial	1,134	8
Laboratorios Farmaceuticos Rovi	2,619	35
Prosegur Cia de Seguridad	5,341	39
Red Electrica	108	2
Telefonica	23,528	239
Vidrala	74	4
Total Spain (Cost $1,296)		1,267

SUPRANATIONAL 0.0%

Corporate Bonds 0.0%

European Investment Bank, 1.625%, 12/15/20 (USD)	65,000	65
Total Supranational (Cost $65)		65

SWEDEN 0.8%

Common Stocks 0.8%

Ahlsell (1)	4,146	25
Assa Abloy, B Shares	2,635	48
Autoliv, GDR	540	52
Avanza Holding Bank	1,202	45
Boliden	128	3
Dometic (1)	5,118	36
Elekta, B Shares	3,981	35
Hexagon, B Shares (5)	2,884	101
Hufvudstaden, A Shares	483	7
Indutrade	1,108	21
Lindab International	3,560	31

LM Ericsson	18,416	89
Lundin Petroleum (1)	224	4
Nordea Bank	25,164	265
Oriflame Holding (1)	634	23
Sandvik, A Shares	552	6
Svenska Cellulosa, B Shares	4,892	139
Svenska Handelsbanken, A Shares	28,703	392
Swedbank	3,461	81
Thule	2,876	44
Vostok New Ventures, GDR (1)	3,800	28
Total Sweden (Cost $1,507)		1,475

SWITZERLAND 1.9%

Common Stocks 1.9%

ABB	3,973	82
Credit Suisse	2,404	33
DKSH Holding	875	61
Dufry (1)	475	58
Emmi	28	16
GAM Holding	12,152	118
Julius Baer	3,241	131
Nestle	10,672	774
Novartis	8,602	612
Partners Group Holding	220	111
PSP Swiss Property	1,302	116
Roche Holding	3,393	780
Sfs	514	39
Sonova	192	26
Sulzer	830	82
Syngenta	193	77
Tecan	485	80
Vat (1)	565	46

Turkiye Garanti Bankasi	44,758	122
Total Turkey (Cost $188)		184

UNITED ARAB EMIRATES 0.2%

Common Stocks 0.2%

Air Arabia	106,833	38
DP World (USD)	10,643	191
Emaar Malls	42,086	29
Emaar Properties	33,177	63
First Gulf Bank	12,771	40
Total United Arab Emirates (Cost $365)		361

UNITED KINGDOM 5.1%

Common Stocks 5.1%

Abcam	8,028	86
Anglo American (1)	1,855	26
Ascential	18,161	64
Aviva	74,119	402
Barclays, ADR (USD)	3,384	31
BHP Billiton	6,494	98
Booker	7,691	17
British American Tobacco	4,048	232
Burberry	14,894	269
Capita	15,217	109
Centamin	2,344	5
Close Brothers Group	892	15
Cobham	49,482	87
Compass Group	6,219	113
Convatec (1)	15,447	47
Croda International	160	7
Derwent London	235	7

DFS Furniture	8,342	26
Diageo	4,445	119
Direct Line Insurance	31,377	133
easyJet	3,131	36
Ebiquity	11,019	13
Exova	16,067	41
Experian	15,993	308
Flybe (1)	25,140	11
Genus	567	13
GKN	17,734	69
GlaxoSmithKline, ADR (USD)	7,208	288
Glencore (1)	14,531	44
Great Portland Estates	4,372	32
Huntsworth	19,196	10
Informa	3,097	26
Intermediate Capital	4,011	30
Investec	25,011	156
IP (1)	10,475	19
IQE (1)	130,474	48
John Wood	475	5
Just Eat (1)	9,904	68
Kingfisher	39,655	175
Liberty Global, Class A (USD) (1)	3,118	102
Liberty Global, Series C (USD) (1)	15,593	496
Liberty Global LiLAC, Class C (USD) (1)	2,070	57
LivaNova (USD) (1)	1,665	94
LivaNova, London Shares (USD) (1)	406	23
Lloyds Banking Group	426,954	299
Majestic Wine (1)	8,377	29
Marks & Spencer Group	9,768	41
Meggitt	13,722	73
National Grid	14,751	192
Next	2,269	134
Oxford Instruments	4,592	38

Paysafe (1)	10,520	56
Persimmon	4,042	84
Petra Diamonds (1)	8,185	15
Pets At Home	10,402	27
Playtech	7,372	84
Prudential	18,222	298
Randgold Resources	362	32
Rathbone Brothers	883	19
Reckitt Benckiser	1,065	95
Renishaw	689	22
Rio Tinto	1,591	55
Rolls-Royce	16,873	150
Rolls-Royce, Entitlement Shares (1)	766,820	1
Royal Bank of Scotland (1)	80,393	186
Royal Dutch Shell, B Shares	5,334	138
Royal Dutch Shell, B Shares, ADR (USD)	5,777	302
RSA Insurance Group	40,509	274
Serco Group (1)	23,127	39
Shaftesbury	1,237	14
Shire	2,907	165
Shire, ADR (USD)	1,083	183
Signet Jewelers (USD) (6)	1,847	150
Sky	29,168	292
Smith & Nephew	6,386	92
Spirax Sarco Engineering	654	35
Sports Direct International (1)	16,224	55
SSE	3,199	62
Standard Chartered (1)	12,191	106
Ted Baker	1,201	36
Travelport Worldwide (USD)	1,500	21
Tyman	9,052	27
Unilever	6,247	261
UNITE	804	5
Victrex	4,484	96

Vodafone	71,498	197
Vodafone, ADR (USD)	18,555	517
WANdisco (1)	3,666	6
William Hill	28,186	102
WPP	16,086	350
Xaar	4,823	25
YouGov	12,061	34
		9,571
Corporate Bonds 0.0%		
BP Capital Markets, 1.375%, 11/6/17 (USD)	20,000	20
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	22
Santander UK, 1.375%, 3/13/17 (USD)	25,000	25
Santander UK, 2.35%, 9/10/19 (USD)	25,000	25
		92
Total United Kingdom (Cost $10,981)		9,663
UNITED STATES 61.7%		
Common Stocks 23.8%		
Abbott Laboratories	5,126	201
Acadia Realty Trust, REIT	349	12
Activision Blizzard	89	4
AES	16,759	197
Aetna	5,188	557
Agilent Technologies	5,367	234
Air Products & Chemicals	126	17
Alaska Air Group	1,015	73
Alexander & Baldwin	119	5
Alexandria Real Estate, REIT	142	15
Alexion Pharmaceuticals (1)	1,093	143
Allergan (1)	1,098	229
Alphabet, Class A (1)	374	303
Alphabet, Class C (1)	1,308	1,026

Amazon.com (1)	2,352	1,858
American Airlines	10,934	444
American Campus Communities, REIT	382	20
American Electric Power	4,959	322
American International Group	4,294	265
American Tower, REIT	4,713	552
Ameriprise Financial	4,216	373
Analog Devices	1,464	94
Anthem	2,022	246
Aon	46	5
Apache	1,535	91
Apple	7,842	890
Arconic (6)	296	8
Ashland	1,756	196
Atmos Energy	170	13
AutoZone (1)	271	201
AvalonBay Communities, REIT (6)	357	61
Baker Hughes	332	18
Ball	2,624	202
Bank of New York Mellon	10,153	439
Becton, Dickinson & Company	2,693	452
Bemis	164	8
Biogen (1)	547	153
Black Knight Financial Services, Class A (1)	1,967	77
BlackRock	77	26
Boeing	4,600	655
Booz Allen Hamilton	2,560	78
Boston Properties, REIT (6)	286	34
Bristol-Myers Squibb	2,155	110
Broadcom	1,068	182
Bunge Limited	1,598	99
C. R. Bard	15	3
Camden Property Trust, REIT	256	21
Cardinal Health	127	9

Carnival (6)	1,397	69
Carters	779	67
CBOE Holdings	1,664	105
Celgene (1)	2,225	227
Centene (1)	942	59
Centennial Resource Development, Warrant (1)	86	—
Centennial Resource Development, Class A (1)	260	4
CF Industries (6)	255	6
Charles Schwab	5,538	176
Charter Communications, Class A (1)(6)	217	54
Chevron	563	59
Chubb	98	12
Cigna	217	26
Cimarex Energy	164	21
Cisco Systems	14,580	447
Citigroup	8,798	432
CME Group	168	17
Coach	327	12
Comcast, Class A	9,574	592
Comstock Resources (1)	200	2
ConAgra	1,164	56
Concho Resources (1)	111	14
Constellation Brands, Class A	220	37
Continental Resources (1)	40	2
Cooper Companies (6)	912	161
Corporate Office Properties Trust, REIT	260	7
Costco Wholesale	123	18
Coty, Class A (6)	3,173	73
Crown Castle International, REIT (6)	1,184	108
CVS Health	554	47
Danaher	6,592	518
DCT Industrial Trust, REIT	328	15
Delphi Automotive	1,304	85
Delta Air Lines	529	22

Dentsply Sirona	70	4
Diamondback Energy (1)	23	2
Dollar General	3,324	230
Domino's Pizza	14	2
Douglas Emmett, REIT	1,005	37
Dril-Quip (1)	50	2
DTE Energy	851	82
E*TRADE Financial (1)	1,066	30
EastGroup Properties, REIT	102	7
Ecolab	110	13
Edison International (6)	80	6
EI du Pont de Nemours	3,075	212
Electronic Arts (1)	695	55
Eli Lilly	810	60
Ensco, Class A	300	2
EOG Resources	48	4
EQT	3,740	247
Equifax	401	50
Equinix, REIT (6)	45	16
Equity Residential, REIT (6)	925	57
Essex Property Trust, REIT	184	39
Estee Lauder, Class A	132	11
Exelon	13,096	446
Expedia (6)	860	111
Exxon Mobil Corporation	6,714	559
Facebook (1)	9,158	1,200
Federal Realty Investment Trust, REIT (6)	263	38
FedEx	443	77
Fidelity National Information	436	32
Fifth Third Bancorp	7,792	170
FirstEnergy	4,426	152
Fiserv (1)	2,378	234
FleetCor Technologies (1)	140	25
Flotek Industries (1)	190	2

Flowserve (6)	1,297	55
FMC Technologies (1)	271	9
FNF	2,409	86
Fortive	1,835	94
Frank's International	100	1
Freeport-McMoRan (1)	1,000	11
GE	14,069	409
General Growth Properties, REIT	3,925	98
Gilead Sciences	1,841	136
Granite Construction	92	5
Graphic Packaging Holding	400	5
Great Plains Energy	3,120	89
Guidewire Software (1)	922	53
Halliburton	203	9
Hanesbrands (6)	1,236	32
Harris	902	80
HCA Holdings (1)	5,747	440
HD Supply Holdings (1)	944	31
Healthcare Realty Trust, REIT	514	16
Henry Schein (1)(6)	243	36
Hess	1,302	62
Highwoods Properties, REIT	213	11
Hilton Worldwide Holdings	3,729	84
HollyFrontier	178	4
Hologic (1)	3,291	118
Home Depot	950	116
Host Hotels & Resorts, REIT (6)	703	11
Humana	340	58
IHS Markit (1)	471	17
Illinois Tool Works	515	58
Ingredion	716	94
Intercontinental Exchange	533	144
International Paper	3,327	150
Intuit	1,075	117

Intuitive Surgical (1)	357	240
J.B. Hunt Transport Services	325	27
J.M. Smucker	250	33
Johnson Controls International	7,183	290
JPMorgan Chase	14,535	1,007
Juniper Networks	2,982	79
Kansas City Southern	1,299	114
KeyCorp	14,128	199
Keysight Technologies (1)	1,791	59
Kilroy Realty, REIT	297	21
Kimco Realty, REIT (6)	1,076	29
KLA-Tencor	447	34
Kosmos Energy (1)	1,030	5
Kraft Heinz	127	11
L Brands (6)	11	1
Las Vegas Sands	8,576	496
Lennar, Class A (6)	1,475	61
Liberty SiriusXM, Class C (1)	2,681	89
Lowe's	9,078	605
Macerich Company, REIT	517	37
Marathon Petroleum	2,479	108
Marriott, Class A	1,788	123
Marsh & McLennan	6,780	430
Martin Marietta Materials	819	152
MasterCard, Class A	7,126	763
Matador Resources (1)	294	6
Mattel	5,353	169
McKesson	31	4
Medtronic	5,342	438
Merck	5,877	345
MetLife	6,145	289
MGM Growth Properties, Class A, REIT	1,316	35
MGM Resorts International (1)	2,431	64
Microchip Technology (6)	1,040	63

Microsoft	21,431	1,284
Molson Coors Brewing, Class B	256	27
Mondelez International	2,779	125
Monsanto	68	7
Monster Beverage (1)	75	11
Morgan Stanley	19,475	654
Mueller Water Products	300	4
Murphy USA (1)	90	6
Netflix (1)	1,686	211
Neurocrine Biosciences (1)	400	17
Newmont Mining	1,264	47
NextEra Energy	854	109
NiSource (6)	495	12
Norfolk Southern	695	65
Northern Trust	149	11
Northrop Grumman	323	74
Norwegian Cruise Line Holdings (1)	4,955	193
NRG Energy	8,960	95
Nucor	451	22
O'Reilly Automotive (1)	1,016	269
Occidental Petroleum	1,807	132
Oceaneering International	190	5
Paramount, REIT	500	8
Parsley Energy (1)	100	3
PayPal Holdings (1)	12,064	503
Pebblebrook Hotel Trust, REIT	266	6
Pentair	2,000	110
PepsiCo	1,788	192
Pfizer	18,448	585
PG&E	7,625	474
Philip Morris International	10,059	970
Pioneer Natural Resources	103	18
PolyOne	70	2
PPG Industries	95	9

Praxair (6)	84	10
Priceline (1)	689	1,016
Procter & Gamble	1,103	96
Prologis, REIT (6)	1,150	60
PS Business Parks, REIT	86	9
Public Storage, REIT (6)	182	39
Qualcomm	1,795	123
Raytheon	147	20
Red Hat (1)	1,957	152
Regency Centers, REIT	584	42
Regeneron Pharmaceuticals (1)(6)	18	6
Rice Energy (1)	220	5
RLJ Lodging Trust, REIT	280	6
Rockwell Collins	922	78
Roper Technologies	1,611	279
Ross Stores	1,163	73
Rowan	200	3
Royal Caribbean Cruises (6)	534	41
RPM	353	17
S&P Global	187	23
Sabre	2,840	73
salesforce.com (1)	5,979	449
Schlumberger (6)	143	11
ServiceNow (1)	2,095	184
Sherwin-Williams	79	19
Simon Property Group, REIT (6)	514	96
Sirius XM Holdings (1)	39,608	165
SL Green Realty, REIT	435	43
SM Energy	30	1
Southern Company	600	31
Southwestern Energy (1)	4,696	49
Spectra Energy	7,203	301
Starbucks	2,193	116
State Street	4,921	345

Stericycle (1)	1,300	104
Stryker	997	115
Sunstone Hotel Investors, REIT	1,056	13
Synchrony Financial	3,414	98
T-Mobile US (1)	1,724	86
Tableau Software (1)	1,326	64
Targa Resources	691	30
Taubman Centers, REIT	96	7
TD Ameritrade Holding	8,122	278
TE Connectivity	2,175	137
Terreno Realty, REIT	266	7
TESARO (1)	348	42
Tesco	228	2
Tesla Motors (1)	540	107
Texas Instruments	3,101	220
Textron	360	14
Thermo Fisher Scientific	2,926	430
Time Warner	243	22
TPI Composites (1)	36	1
TSC	507	32
Twenty-First Century Fox	4,900	129
Tyson Foods, Class A	10,797	765
U.S. Bancorp	2,270	102
Union Pacific	53	5
United Continental (1)	912	51
United Technologies	1,109	113
UnitedHealth Group	1,816	257
Urban Edge Properties, REIT	740	19
Valmont Industries	10	1
Valvoline (1)	110	2
VEREIT, REIT	15,606	147
VeriSign (1)(6)	1,762	148
Verizon Communications	3,424	165
Vertex Pharmaceuticals (1)	2,029	154

Visa, Class A	7,590	626
Vornado Realty Trust, REIT	385	36
Vulcan Materials	574	65
Wabtec	157	12
Wal-Mart	2,847	199
Walgreens Boots Alliance	6,190	512
Walt Disney	923	86
Watts Water Technologies, Class A	81	5
Weingarten Realty Investors, REIT	454	16
Wells Fargo	4,944	227
Western Digital	795	46
Western Refining	100	3
Westrock	92	4
Weyerhaeuser, REIT	5,648	169
Willis Towers Watson	193	24
Workday (1)	339	29
Worthington Industries	74	3
XL Group	8,255	286
Yum! Brands	152	13
Zoetis	1,736	84
		44,703
Convertible Preferred Stocks 0.1%		
Dropbox, Series C, Acquisition Date: 1/30/14, Cost $6 (1)(3)(4)	331	3
Great Plains Energy (1)	100	5
Nextera Energy	1,217	61
Snapchat, Series F, Acquisition Date: 5/6/16, Cost $14 (1)(3)(4)	451	14
		83
Convertible Bonds 0.0%		
Forest City Enterprises, 4.25%, 8/15/18	3,000	3
		3
Corporate Bonds 3.7%		
21st Century Fox America, 4.50%, 2/15/21	20,000	22

21st Century Fox America, 4.95%, 10/15/45	70,000	77
21st Century Fox America, 5.65%, 8/15/20	20,000	23
AbbVie, 1.75%, 11/6/17	20,000	20
AbbVie, 4.50%, 5/14/35	30,000	31
Actavis Funding, 3.45%, 3/15/22	45,000	47
Aetna, 2.20%, 3/15/19	15,000	15
Agilent Technologies, 3.875%, 7/15/23	65,000	69
AHS Hospital, 5.024%, 7/1/45	20,000	23
Altria Group, 4.75%, 5/5/21	20,000	22
American Airlines, 3.375%, 11/1/28	33,408	34
American Airlines, 3.70%, 4/1/28	30,989	32
American Campus Communities Operating, 3.35%, 10/1/20	10,000	10
American Express Credit, 2.125%, 7/27/18	25,000	25
American International Group, 2.30%, 7/16/19	15,000	15
American International Group, 3.30%, 3/1/21	70,000	73
Amgen, 2.125%, 5/15/17	25,000	25
Anthem, 4.65%, 1/15/43	20,000	21
AON, 2.80%, 3/15/21	65,000	66
AON, 3.875%, 12/15/25	25,000	27
Appalachian Power, 4.45%, 6/1/45	40,000	43
Apple, 1.00%, 5/3/18	20,000	20
Apple, 3.20%, 5/13/25	75,000	79
Arrow Electronics, 3.00%, 3/1/18	20,000	20
Arrow Electronics, 4.00%, 4/1/25	10,000	10
Ascension Health, 3.945%, 11/15/46	65,000	68
AT&T, 1.40%, 12/1/17	25,000	25
AT&T, 2.40%, 3/15/17	25,000	25
AT&T, 3.00%, 6/30/22	25,000	25
AutoZone, 3.125%, 4/21/26	20,000	20
Baltimore Gas & Electric, 3.35%, 7/1/23	25,000	26
Bank of America, 2.65%, 4/1/19	105,000	107
Baxalta, 2.00%, 6/22/18	5,000	5
BB&T, 2.05%, 6/19/18	15,000	15
Berkshire Hathaway, 1.55%, 2/9/18	25,000	25

Berkshire Hathaway, 2.75%, 3/15/23	35,000	36
Biogen, 3.625%, 9/15/22	90,000	96
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	10
Brixmor Operating Partnership, 3.875%, 8/15/22	20,000	21
Bunge Limited Finance, 3.50%, 11/24/20	45,000	47
Bunge North America Finance, 5.90%, 4/1/17	25,000	25
Burlington Northern Santa Fe, 3.05%, 9/1/22	65,000	68
Cameron International, 1.40%, 6/15/17	25,000	25
Catholic Health Initiatives, 2.95%, 11/1/22	25,000	25
CC Holdings, 3.849%, 4/15/23	25,000	26
Celgene, 2.30%, 8/15/18	25,000	25
Celgene, 3.55%, 8/15/22	50,000	53
Charter Communications Operating, 4.464%, 7/23/22 (2)	50,000	53
Citigroup, 1.80%, 2/5/18	25,000	25
Citigroup, 2.15%, 7/30/18	75,000	76
Citigroup, 4.45%, 9/29/27	70,000	74
CMS Energy, 4.875%, 3/1/44	25,000	29
CNA Financial, 3.95%, 5/15/24	5,000	5
CNA Financial, 5.875%, 8/15/20	25,000	28
Columbia Pipeline Group, 3.30%, 6/1/20	40,000	41
Cox Communications, 6.25%, 6/1/18 (2)	25,000	26
Crown Castle International, 3.70%, 6/15/26	40,000	41
CVS Health, 3.50%, 7/20/22	40,000	42
Danaher, 2.40%, 9/15/20	40,000	41
DCP Midstream Operating, 3.875%, 3/15/23	25,000	24
DDR, 3.375%, 5/15/23	25,000	25
DDR, 4.25%, 2/1/26	65,000	68
Delphi, 4.15%, 3/15/24	15,000	16
Delta Airlines, ETC, 4.25%, 7/30/23	37,398	39
Discover Financial Servicers, 3.75%, 3/4/25	15,000	15
Dominion Resources, 2.50%, 12/1/19	20,000	21
Dow Chemical, 4.25%, 11/15/20	13,000	14
Duke Energy, 1.625%, 8/15/17	25,000	25
Duke Energy, 2.10%, 6/15/18	25,000	25

Eaton Vance, 3.625%, 6/15/23	15,000	16
Ecolab, 2.70%, 11/1/26	30,000	30
Enbridge Energy Partners, 5.20%, 3/15/20	25,000	27
Energy Transfer Partners, 5.20%, 2/1/22	20,000	22
EnLink Midstream Partners, 2.70%, 4/1/19	5,000	5
Enterprise Products Operations, 3.35%, 3/15/23	25,000	26
Enterprise Products Operations, 3.95%, 2/15/27	15,000	16
EQT Midstream Partners, 4.00%, 8/1/24	25,000	25
ERAC USA Finance, 2.75%, 3/15/17 (2)	20,000	20
ERAC USA Finance, 2.80%, 11/1/18 (2)	5,000	5
Eversource Energy, 1.60%, 1/15/18	5,000	5
Exelon Generation, 5.20%, 10/1/19	25,000	27
Exelon Generation, 6.25%, 10/1/39	15,000	16
Expedia, 5.00%, 2/15/26 (2)	35,000	37
Federal Realty Investment Trust, 2.55%, 1/15/21	60,000	61
Fifth Third Bancorp, 4.30%, 1/16/24	65,000	70
FirstEnergy Transmission, 4.35%, 1/15/25 (2)	65,000	69
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	21
Florida Gas Transmission, 4.35%, 7/15/25 (2)	15,000	16
Ford Motor, 4.75%, 1/15/43	90,000	90
GATX, 1.25%, 3/4/17	10,000	10
GATX, 2.60%, 3/30/20	5,000	5
GE Capital, 1.625%, 4/2/18	50,000	50
GE Capital, 2.20%, 1/9/20	60,000	61
General Motors, 4.00%, 4/1/25	55,000	56
General Motors Financial, 3.10%, 1/15/19	45,000	46
General Motors Financial, 3.15%, 1/15/20	20,000	20
George Washington Univ., 4.30%, 9/15/44	15,000	16
Gilead Sciences, 3.25%, 9/1/22	20,000	21
Goldman Sachs, 2.625%, 1/31/19	45,000	46
Goldman Sachs, 2.75%, 9/15/20	50,000	51
Goldman Sachs, 5.15%, 5/22/45	15,000	16
Goldman Sachs, 6.75%, 10/1/37	10,000	13
Goldman Sachs, 7.50%, 2/15/19	20,000	23

Harris, 4.854%, 4/27/35	50,000	54
Harvard Univ., Presidents & Fellows, 3.619%, 10/1/37	25,000	27
Howard Hughes Medical Institute, 3.50%, 9/1/23	20,000	22
HP Enterprise, STEP, 2.45%, 10/5/17 (2)	50,000	51
Humana, 2.625%, 10/1/19	25,000	26
Hyatt Hotels, 3.375%, 7/15/23	30,000	31
Hyundai Capital America, 2.55%, 2/6/19 (2)	20,000	20
Intercontinental Exchange, 2.50%, 10/15/18	5,000	5
Intercontinental Exchange, 3.75%, 12/1/25	75,000	80
International Paper, 5.00%, 9/15/35	35,000	38
Interpublic Group of Companies, 4.00%, 3/15/22	55,000	58
J.B. Hunt Transportation Services, 2.40%, 3/15/19	5,000	5
JPMorgan Chase, 1.625%, 5/15/18	20,000	20
JPMorgan Chase, 2.75%, 6/23/20	110,000	113
JPMorgan Chase, 3.375%, 5/1/23	90,000	92
Kansas City Southern, 4.30%, 5/15/43	25,000	25
Kentucky Utilities, 4.375%, 10/1/45	65,000	72
Keycorp, 2.90%, 9/15/20	40,000	41
Keysight Technologies, 3.30%, 10/30/19	25,000	25
Kilroy Realty, 4.25%, 8/15/29	25,000	26
Kilroy Realty, 4.375%, 10/1/25	15,000	16
Kimco Realty, 3.40%, 11/1/22	20,000	21
Kinder Morgan, 2.00%, 12/1/17	20,000	20
Liberty Mutual Group, 4.25%, 6/15/23 (2)	10,000	11
Liberty Mutual Group, 4.85%, 8/1/44 (2)	20,000	21
Lockheed Martin, 4.70%, 5/15/46	75,000	85
Marsh & McLennan, 2.35%, 9/10/19	50,000	51
Marsh & McLennan, 3.30%, 3/14/23	10,000	10
McKesson, 1.292%, 3/10/17	15,000	15
McKesson, 1.40%, 3/15/18	25,000	25
Mead Johnson Nutrition, 4.125%, 11/15/25	110,000	118
Merrill Lynch, 6.875%, 4/25/18	25,000	27
Microsoft, 4.20%, 11/3/35	90,000	98
MidAmerican Energy Holdings, 5.15%, 11/15/43	25,000	30

Morgan Stanley, 2.125%, 4/25/18	90,000	91
Morgan Stanley, 4.30%, 1/27/45	45,000	47
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
NBC Universal, 5.15%, 4/30/20	40,000	45
New York Life Global Funding, 1.50%, 10/24/19 (2)	75,000	75
Newell Rubbermaid, 3.90%, 11/1/25	20,000	21
Northern Trust, 3.95%, 10/30/25	25,000	27
O'Reilly Automotive, 3.55%, 3/15/26	20,000	21
O'Reilly Automotive, 3.80%, 9/1/22	25,000	26
Occidental Petroleum, 3.40%, 4/15/26	75,000	78
Omnicom Group, 3.60%, 4/15/26	50,000	52
Omnicom Group, 3.65%, 11/1/24	50,000	52
Oracle, 2.25%, 10/8/19	25,000	26
Packaging Corporation of America, 3.65%, 9/15/24	15,000	15
Penske Truck Leasing, 2.50%, 6/15/19 (2)	20,000	20
Penske Truck Leasing, 3.20%, 7/15/20 (2)	65,000	67
PNC Funding, 3.30%, 3/8/22	20,000	21
Priceline Group, 3.65%, 3/15/25	30,000	31
Principal Financial Group, 3.30%, 9/15/22	25,000	26
Principal Financial Group, 3.40%, 5/15/25	35,000	36
Providence Health & Services, 4.379%, 10/1/23	25,000	28
QVC, 4.85%, 4/1/24	20,000	20
Reinsurance Group of America, 5.00%, 6/1/21	20,000	22
Republic Services, 5.50%, 9/15/19	25,000	28
Reynolds American, 2.30%, 6/12/18	20,000	20
Roper Industries, 2.05%, 10/1/18	5,000	5
Roper Technologies, 3.00%, 12/15/20	50,000	52
SBA Tower Trust, 2.898%, 10/15/44 (2)	25,000	25
Simon Property Group, 3.375%, 10/1/24	45,000	47
Southern Company, 2.45%, 9/1/18	25,000	25
Southwest Airlines, 5.75%, 12/15/16	25,000	25
Spectra Energy Partners, 3.375%, 10/15/26	15,000	15
Spectra Energy Partners, 4.75%, 3/15/24	20,000	22
Stanley Black & Decker, 2.451%, 11/17/18	80,000	81

Asset-Backed Securities 0.6%		
Ally Auto Receivable Trust, Series 2015-1, Class A4 1.75%, 5/15/20	25,000	25
AmeriCredit Automobile Receivables Trust, Series 2015-4 Class A3, 1.70%, 7/8/20	35,000	35
Arby's Funding, Series 2015-1A, Class A2 4.969%, 10/30/45 (2)	99,250	100
Ascentium Equipment Receivables, Series 2015-1A Class A3, 1.61%, 10/13/20 (2)	10,141	10
Ascentium Equipment Receivables, Series 2015-2A Class A3, 1.93%, 3/11/19 (2)	100,000	100
Capital Auto Receivables Asset Trust, Series 2015-3 Class A2, 1.72%, 1/22/19	15,000	15
Capital Auto Receivables Asset Trust, Series 2015-4 Class A4, 2.01%, 7/20/20	20,000	20
CarMax Auto Owner Trust, Series 2013-1, Class A4 0.89%, 8/17/18	13,022	13
CarMax Auto Owner Trust, Series 2015-4, Class A3 1.56%, 11/16/20	100,000	101
CNH Equipment Trust, Series 2013-C, Class A3, 1.02%, 8/15/18	2,302	2
DB Master Finance, Series 2015-1A, Class A2II 3.98%, 2/20/45 (2)	49,250	50
Diamond Resorts Owner Trust, Series 2015-2, Class A 2.99%, 5/22/28 (2)	55,516	56
Ford Credit Auto Owner Trust, Series 2013-C, Class A4 1.25%, 10/15/18	8,321	8
John Deere Owner Trust, Series 2014-B, Class A3 1.07%, 11/15/18	30,924	31
John Deere Owner Trust, Series 2016-B, Class A3 1.25%, 6/15/20	15,000	15
Nissan Auto Lease Trust, Series 2015-B, Class A4 1.70%, 4/15/21	90,000	91
Nissan Auto Receivables Owner Trust, Series 2013-B Class A3, 0.84%, 11/15/17	110	—
Nissan Auto Receivables Owner Trust, Series 2015-B Class A4, 1.79%, 1/17/22	25,000	25
Sierra Receivables Funding, Series 2014-2A, Class A 2.05%, 6/20/31 (2)	28,812	29

Sierra Receivables Funding, Series 2015-3A, Class A 2.58%, 9/20/32 (2)	55,046	55
SMB Private Education Loan Trust, Series 2015-A, Class A2A 2.49%, 6/15/27 (2)	100,000	101
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60%, 4/15/21	100,000	101
Wendy's Funding, Series 2015-1A, Class A2II 4.08%, 6/15/45 (2)	99,000	100
World Omni Auto Receivables Trust, Series 2016-A, Class A3 1.77%, 9/15/21	70,000	71
		1,154
Non-U.S. Government Mortgage-Backed Securities 0.8%		
Banc of America Commercial Mortgage, Series 2006-3 Class AM, ARM, VR, 5.871%, 7/10/44	40,000	30
Banc of America Commercial Mortgage, Series 2007-4 Class A4, ARM, 5.746%, 2/10/51	26,280	27
Banc of America Commercial Mortgage, Series 2007-4 Class AM, ARM, 5.813%, 2/10/51	25,000	26
Citigroup Commercial Mortgage Trust, Series 2014-GC19 Class A1, 1.199%, 3/10/47	11,621	12
Citigroup Commercial Mortgage Trust, Series 2015-GC33 Class A4, 3.778%, 9/10/58	25,000	27
Citigroup Commercial Mortgage Trust, Series 2015-GC35 Class A4, 3.818%, 11/10/48	90,000	98
Commercial Mortgage PTC, Series 2014-CR20, Class A1 1.324%, 11/10/47	6,777	7
Commercial Mortgage PTC, Series 2014-LC15, Class B ARM, 4.599%, 4/10/47	45,000	50
Commercial Mortgage PTC, Series 2014-UBS2, Class A1 1.298%, 3/10/47	17,988	18
Commercial Mortgage PTC, Series 2014-UBS5, Class A1 1.373%, 9/10/47	7,500	7
Commercial Mortgage PTC, Series 2015-CR24, Class A5 3.696%, 8/10/55	40,000	43
Commercial Mortgage PTC, Series 2015-LC21, Class A4 3.708%, 10/7/48	60,000	64
Commercial Mortgage PTC, Series 2015-LC23, Class A4 3.774%, 10/10/53	100,000	108

Connecticut Avenue Securities, Series 2015-C01, Class 1M1 CMO, ARM, 2.034%, 2/25/25	888	1
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 CMO, ARM, 2.034%, 7/25/25	11,597	12
Connecticut Avenue Securities, Series 2015-C03, Class 2M1 CMO, ARM, 2.034%, 7/25/25	30,320	30
FREMF Mortgage Trust, Series 2014-K41, Class B, ARM 3.831%, 11/25/47 (2)	30,000	31
FREMF Mortgage Trust, Series 2015-K48, Class B, ARM 3.636%, 6/25/25 (2)	60,000	59
Goldman Sachs Mortgage Securities Trust, Series 2014-GC24 Class A1, 1.509%, 9/10/47	29,283	29
Goldman Sachs Mortgage Securities Trust, Series 2015-GC32 Class A4, 3.764%, 7/10/48	25,000	27
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2014-C22, Class A1, 1.451%, 9/15/47	6,495	6
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2014-C23, Class A1, 1.65%, 9/15/47	14,197	14
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2015-C30, Class A5, 3.822%, 7/15/48	65,000	70
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2015-C31, Class A3, 3.801%, 8/15/48	50,000	54
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51	12,805	13
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM, 4.464%, 8/15/47	20,000	22
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1, 1.686%, 10/15/47	18,706	19
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM, 4.036%, 8/15/47	35,000	37
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class A4, 3.753%, 12/15/47	85,000	92
Towd Point Mortgage Trust, Series 2015-5, Class A1B ARM, 2.75%, 5/25/55 (2)	119,668	121
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 Class A4, 3.664%, 9/15/48	41,000	44

Wells Fargo Commercial Mortgage Trust, Series 2015-C31 Class A4, 3.695%, 11/15/48	100,000	108
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2 Class A5, ARM, 3.767%, 7/15/58	75,000	81
WF-RBS Commercial Mortgage Trust, Series 2013-C16 Class A1, 1.406%, 7/15/46	3,017	3
WF-RBS Commercial Mortgage Trust, Series 2013-C17 Class A1, 1.154%, 12/15/46	4,302	4
WF-RBS Commercial Mortgage Trust, Series 2014-C19 Class A1, 1.233%, 3/15/47	13,533	13
WF-RBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479%, 9/15/57	6,687	7
		1,435
U.S. Government & Agency Mortgage-Backed Securities 0.0% (7)		
Federal Home Loan Mortgage, 1.671%, 9/25/19	37,005	37
Federal Home Loan Mortgage, 2.413%, 8/25/47	7,869	8
Federal Home Loan Mortgage, 2.777%, 4/25/23	19,870	21
		66
U.S. Government Agency Obligations (Excluding Mortgage-Backed) 7.3% (8)		
Federal Home Loan Banks, 1.00%, 9/26/19	200,000	200
Federal Home Loan Mortgage, 0.75%, 1/12/18	50,000	50
Federal National Mortgage Assn., 0.875%, 10/26/17	140,000	140
Federal National Mortgage Assn., 1.25%, 8/17/21	175,000	173
U.S. Treasury Bonds, 2.50%, 2/15/45	145,000	143
U.S. Treasury Bonds, 2.50%, 2/15/46	50,000	49
U.S. Treasury Bonds, 2.875%, 8/15/45	345,000	366
U.S. Treasury Bonds, 3.00%, 11/15/44	395,000	430
U.S. Treasury Bonds, 3.00%, 5/15/45	555,000	603
U.S. Treasury Bonds, 3.125%, 11/15/41	1,122,000	1,249
U.S. Treasury Bonds, 3.125%, 2/15/43	20,000	22
U.S. Treasury Bonds, 3.125%, 8/15/44	375,000	418
U.S. Treasury Bonds, 3.50%, 2/15/39	115,000	137

U.S. Treasury Bonds, 3.625%, 8/15/43	195,000	237
U.S. Treasury Bonds, 3.875%, 8/15/40	215,000	269
U.S. Treasury Bonds, 4.50%, 5/15/38	215,000	294
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	10,659	11
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	142,166	143
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46	67,799	73
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	36,788	43
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	189,433	248
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/41	5,499	7
U.S. Treasury Inflation-Indexed Bonds, 3.625%, 4/15/28	59,564	81
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	156,761	223
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18	937,710	946
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19	143,180	145
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/20	398,014	406
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/21	1,121,275	1,144
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	172,809	177
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	65,931	67
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	358,706	360
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	352,417	362
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	246,698	258
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	152,042	159
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21	35,232	37
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	90,558	97
U.S. Treasury Inflation-Indexed Notes, 2.625%, 7/15/17	195,228	201
U.S. Treasury Notes, 0.875%, 6/15/19	25,000	25
U.S. Treasury Notes, 1.125%, 4/30/20	570,000	570
U.S. Treasury Notes, 1.125%, 2/28/21	650,000	647
U.S. Treasury Notes, 1.125%, 6/30/21	195,000	193
U.S. Treasury Notes, 1.125%, 7/31/21	345,000	342
U.S. Treasury Notes, 1.125%, 8/31/21	150,000	149
U.S. Treasury Notes, 1.125%, 9/30/21	100,000	99
U.S. Treasury Notes, 1.375%, 2/29/20	540,000	545
U.S. Treasury Notes, 1.375%, 4/30/21	60,000	60
U.S. Treasury Notes, 1.50%, 5/31/19	50,000	51

U.S. Treasury Notes, 1.50%, 8/15/26	900,000	874
U.S. Treasury Notes, 1.625%, 2/15/26	35,000	34
U.S. Treasury Notes, 1.75%, 10/31/20	195,000	199
U.S. Treasury Notes, 2.125%, 8/15/21	10,000	10
		13,766
Municipal Securities 0.2%		
California, Build America, GO, 7.625%, 3/1/40	35,000	54
Denver School Dist. No. 1, Public Schools, Series B, GO, COP 4.242%, 12/15/37	15,000	16
Dormitory Auth. of the State of New York, Personal Income Tax Build America, 5.628%, 3/15/39	15,000	20
Florida State Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.107%, 7/1/18	20,000	20
Florida State Board of Administration Fin. Corp., Series A 2.638%, 7/1/21	45,000	47
JobsOhio Beverage System, Liquid Profit, Series B 3.985%, 1/1/29	15,000	17
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	15,000	22
Maryland HHEFA, Univ. of Maryland Medical, Series B 4.665%, 7/1/36	20,000	21
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	15,000	19
Philadelphia Auth. for Ind. Dev., GO, 3.964%, 4/15/26	5,000	5
Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46	20,000	22
South Carolina Public Service, Series D, 2.388%, 12/1/23	50,000	50
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	19
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	25,000	29
Virginia Commonwealth Univ. Health System Auth., Series A 4.956%, 1/1/44	25,000	28
		389
Bond Mutual Funds 15.6%		
T. Rowe Price Emerging Markets Local Currency Bond Fund, 5.63% (9)(10)	722,753	4,871
T. Rowe Price Global Unconstrained Bond Fund, 1.02% (9)(10)	372,549	3,800

Total Investments through Securities Lending Program with State Street Bank and Trust Company		1,311
Total Securities Lending Collateral (Cost $1,311)		1,311
Total Investments in Securities		
100.8% of Net Assets (Cost $177,515)	$	189,485

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,516 and represents 0.8% of net assets.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $37 and represents 0.0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) All or a portion of this security is pledged to cover written call options at October 31, 2016.

(6) All or a portion of this security is on loan at October 31, 2016 -- total value of such securities at period-end amounts to $1,290. See Note 4.

(7) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(8) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(9) Affiliated Company

(10) SEC 30-day yield

(11) Seven-day yield

(12) When-issued security

(13) Shares/Par amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

ADR American Depository Receipts

ARM Adjustable Rate Mortgage

AUD Australian Dollar

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Bank	12/7/16	USD	117	GBP	92	5
HSBC Bank	11/22/16	USD	119	JPY	12,350	1
JPMorgan Chase	11/2/16	CHF	1,219	USD	1,232	(1)
JPMorgan Chase	11/2/16	DKK	1,635	USD	241	—
JPMorgan Chase	11/2/16	EUR	3,701	USD	4,057	6
JPMorgan Chase	11/2/16	GBP	2,037	USD	2,486	7
JPMorgan Chase	11/2/16	HKD	3,602	USD	464	—
JPMorgan Chase	11/2/16	ILS	292	USD	76	—
JPMorgan Chase	11/2/16	JPY	342,208	USD	3,256	7
JPMorgan Chase	11/2/16	NOK	724	USD	88	—
JPMorgan Chase	11/2/16	NZD	38	USD	27	—
JPMorgan Chase	11/2/16	SEK	3,360	USD	372	—
JPMorgan Chase	11/2/16	SGD	240	USD	172	—
JPMorgan Chase	11/2/16	USD	1,260	CHF	1,219	28
JPMorgan Chase	11/2/16	USD	247	DKK	1,635	6
JPMorgan Chase	11/2/16	USD	4,166	EUR	3,701	102
JPMorgan Chase	11/2/16	USD	2,647	GBP	2,037	154
JPMorgan Chase	11/2/16	USD	465	HKD	3,602	—
JPMorgan Chase	11/2/16	USD	78	ILS	292	2
JPMorgan Chase	11/2/16	USD	3,383	JPY	342,208	120
JPMorgan Chase	11/2/16	USD	91	NOK	724	3
JPMorgan Chase	11/2/16	USD	28	NZD	38	—
JPMorgan Chase	11/2/16	USD	393	SEK	3,360	21
JPMorgan Chase	11/2/16	USD	176	SGD	240	4
JPMorgan Chase	11/3/16	AUD	1,345	USD	1,023	—
JPMorgan Chase	11/3/16	USD	1,029	AUD	1,345	6
JPMorgan Chase	12/2/16	USD	1,036	AUD	1,363	—
JPMorgan Chase	12/2/16	USD	1,250	CHF	1,235	1
JPMorgan Chase	12/2/16	USD	239	DKK	1,618	—
JPMorgan Chase	12/2/16	USD	4,343	EUR	3,958	(7)
JPMorgan Chase	12/2/16	USD	2,559	GBP	2,095	(7)
JPMorgan Chase	12/2/16	USD	474	HKD	3,679	—
JPMorgan Chase	12/2/16	USD	3,518	JPY	369,417	(8)
JPMorgan Chase	12/2/16	USD	94	NOK	773	—
JPMorgan Chase	12/2/16	USD	27	NZD	38	—
JPMorgan Chase	12/2/16	USD	394	SEK	3,551	—
JPMorgan Chase	12/2/16	USD	175	SGD	244	—
JPMorgan Chase	12/5/16	USD	29	ILS	113	—
Net unrealized gain (loss) on open forward currency exchange contracts						$ 450

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended October 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/16	Value 10/31/15
T. Rowe Price Emerging Markets Local Currency Bond Fund	$ 1,407	$ —	$ 207	$ 4,871	$ 3,248
T. Rowe Price Global Unconstrained Bond Fund	4,000	—	—	3,800	—
T. Rowe Price Institutional Emerging Markets Bond Fund	2,038	567	438	8,126	6,084
T. Rowe Price Institutional Floating Rate Fund	1,463	315	113	3,326	2,129
T. Rowe Price Institutional High Yield Fund	1,180	365	230	4,287	3,312
T. Rowe Price Institutional International Bond Fund	1,759	3,431	110	4,816	5,941
T. Rowe Price Government Reserve Fund +	¤	¤	17	—	7,634
T. Rowe Price Treasury Reserve Fund	¤	¤	4	11,031	—
T. Rowe Price Short-Term Fund #	¤	¤	—^	1,311	155
Totals			$ 1,119	$ 41,568	$ 28,503

¤ Purchase and sale information not shown for cash management funds.
\+ At October 31, 2015, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
\# At October 31, 2015, the underlying fund's name was T. Rowe Price Short-Term Reserve Fund.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $177,515)	$	189,485
Receivable for investment securities sold		730
Receivable for shares sold		492
Cash deposits on futures contracts		479
Unrealized gain on forward currency exchange contracts		473
Interest and dividends receivable		269
Foreign currency (cost $60)		59
Variation margin receivable on futures contracts		15
Due from affiliates		1
Other assets		1,649
Total assets		193,652
Liabilities		
Payable for investment securities purchased		2,937
Obligation to return securities lending collateral		1,311
Written options (premiums $229)		215
Investment management fees payable		92
Payable for shares redeemed		26
Unrealized loss on forward currency exchange contracts		23
Due to affiliates		17
Other liabilities		1,015
Total liabilities		5,636
NET ASSETS	$	188,016
Net Assets Consist of:		
Undistributed net investment income	$	1,461
Accumulated undistributed net realized loss		(6,648)
Net unrealized gain		12,290
Paid-in capital applicable to 16,922,263 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		180,913
NET ASSETS	$	188,016

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 10/31/16		10/31/15
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	1,896	$	1,227
Net realized loss		(3,830)		(819)
Change in net unrealized gain / loss		8,350		(1,066)
Increase (decrease) in net assets from operations		6,416		(658)
Distributions to shareholders				
Net investment income				
Investor Class		(1,456)		(796)
Advisor Class		(54)		(26)
Net realized gain				
Investor Class		(1,019)		(1,449)
Advisor Class		(38)		(47)
Decrease in net assets from distributions		(2,567)		(2,318)
Capital share transactions*				
Shares sold				
Investor Class		74,530		95,841
Advisor Class		4,742		2,432
I Class		11,470		–
Distributions reinvested				
Investor Class		2,011		1,426
Advisor Class		88		65
Shares redeemed				
Investor Class		(60,721)		(22,268)
Advisor Class		(3,207)		(336)
I Class		(1)		–
Increase in net assets from capital share transactions		28,912		77,160
Net Assets				
Increase during period		32,761		74,184
Beginning of period		155,255		81,071
End of period	**$**	**188,016**	**$**	**155,255**
Undistributed net investment income		1,461		1,074

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has three classes of shares: the Global Allocation Fund (Investor Class), the Global Allocation Fund–Advisor Class (Advisor Class), and the Global Allocation Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the year ended October 31, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2016:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 12,375	$ —	$ —	$ 12,375
Argentina	345	7	—	352
Australia	—	2,020	—	2,020
Austria	—	109	—	109
Belgium	—	202	—	202
Brazil	105	1,442	—	1,547
Canada	563	1,406	—	1,969
Chile	69	90	—	159
China	1,346	2,489	13	3,848
Colombia	30	26	—	56
Denmark	—	590	—	590
Egypt	—	37	—	37
Finland	—	280	—	280
France	520	3,528	—	4,048
Georgia	—	42	—	42
Germany	—	3,009	—	3,009
Hong Kong	—	2,228	—	2,228
India	381	1,878	—	2,259
Indonesia	—	496	—	496
Ireland	95	236	—	331
Israel	166	93	—	259
Italy	25	687	—	712
Japan	—	10,410	—	10,410
Malaysia	—	115	—	115

Mexico	$ 226	$ 552	$ —	$ 778
Netherlands	652	1,518	—	2,170
New Zealand	—	154	—	154
Norway	—	571	—	571
Panama	—	33	—	33
Philippines	—	258	—	258
Poland	—	57	—	57
Russia	33	513	—	546
Singapore	—	440	7	447
South Africa	—	545	—	545
South Korea	—	2,269	—	2,269
Spain	113	1,154	—	1,267
Supranational	—	65	—	65
Sweden	—	1,475	—	1,475
Switzerland	—	3,551	—	3,551
Taiwan	—	1,370	—	1,370
Thailand	—	294	—	294
Turkey	—	184	—	184
United Arab Emirates	—	361	—	361
United Kingdom	2,241	7,422	—	9,663
United States	73,929	23,891	18,130	115,950
Vietnam	—	24	—	24
Total Securities	93,214	78,121	18,150	189,485
Forward Currency Exchange Contracts	—	473	—	473
Futures Contacts	15	—	—	15
Total	$ 93,229	$ 78,594	$ 18,150	$ 189,973

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2016, totaled $389,000 for the year ended October 31, 2016.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Market Value (000s)	Valuation Technique(s)	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input*
Investments in Securities					
Preferred Stock	$ 7	Recent comparable transaction price(s)	—‡	—‡	—‡
		Market comparable	Enterprise value to sales multiple	2.2x - 2.9x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales growth rate	28%	Increase
Convertible Preferred Stocks	$ 30	Recent comparable transaction price(s)	—‡	—‡	—‡
		Market comparable	Enterprise value to sales multiple	6.3x - 9.1x	Increase
			Discount for lack of marketability	10%	Decrease
			Sales growth rate	42%	Increase
Private Investment Companies	$ 18,113	Rollforward of Investee NAV	Estimated return	0.62%	Increase

‡No quantitative unobservable inputs significant to the valuation technique were created by the fund's management.

*Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of October 31, 2016, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of October 31, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $270,000 cash. As of October 31, 2016, cash of $479,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 3% and 9% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 11% of net assets.

Options The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended October 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 2% and 7% of net assets. Transactions in written options and related premiums received during the year ended October 31, 2016, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 14% of the fund’s net assets were invested in emerging markets and 3% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At October 31, 2016, approximately 10% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2016, the value of loaned securities was $1,290,000; the value of cash collateral and related investments was $1,311,000.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of October 31, 2016, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days’ prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $89,475,000 and $63,390,000, respectively, for the year ended October 31, 2016. Purchases and sales of U.S. government securities aggregated $11,612,000 and $9,810,000, respectively, for the year ended October 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2016 and October 31, 2015, were characterized for tax purposes as follows:

At October 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $2,000 of expenses were waived/paid by Price Associates during the year ended October 31, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $719,000 remain subject to repayment by the fund at October 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended October 31, 2016, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $65,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended October 31, 2016, are as follows:

As of October 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 16% of the Investor Class’s net assets and 23,878 shares of the I Class, representing 2% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of October 31, 2016.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $500 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.12% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal and administrative fees are recognized as incurred. All fees are allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the year ended October 31, 2016, the fund incurred $20,000 in commitment fees. At October 31, 2016, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $500,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Global
Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Global Allocation Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2016

Tax Information (Unaudited) for the Tax Year Ended 10/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,057,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,860,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $551,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2013	of the Board, Mesa Biotech, a molecular diagnostic company
[186]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2013	present); Director and Advisory Board Member, Deutsche Bank
[186]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[186]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[186]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[186]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization (2011
[186]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2013	Cochairman of the Investment Committee, Blackstone Real Estate
[186]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2013
[186]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2013	Chairman of the Board, Director, and President, T. Rowe Price
[186]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Allocation Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Robert L. Harlow, CAIA, CFA (1986)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert A. Panariello (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Darrell M. Riley (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Toby M. Thompson, CAIA, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,890,000 and $2,366,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2016